Income Tax Benefit/Expense	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Benefit/Expense
7.	Income Tax Benefit/Expense

During the first quarter of 2014 we had an income tax benefit of $8.6 million compared to $1.5 million for the first quarter of 2013. The increase in current period income tax benefit is primarily due to the reduction of pre-tax earnings in the first quarter of 2014 when compared with pre-tax earnings reported for the 2013 first quarter primarily driven by the debt extinguishment costs recorded during the 2014 first quarter.

Note 7 — Income Taxes

Income (loss) before income taxes is summarized below:

	Year Ended December 31,
	2013	2012	2011
	(Dollars in Thousands)
United States	$32,136	$52,422	$(61,434)
Foreign	20,651	18,555	(3,978)

	$52,787	$70,977	$(65,412)

Income tax expense (benefit) is summarized as follows:

	Year Ended December 31,
	2013	2012	2011
	(Dollars in Thousands)
Current:
United States:
Federal	$(3,658)	$7,791	$17,168
State	1,968	733	1,264
Foreign	14,599	9,518	15,176
Deferred:
United States:
Federal	10,720	15,612	(46,694)
State	2,820	4,296	1,864
Foreign	(841)	(4,071)	(3,545)

	$25,608	$33,879	$(14,767)

Total income tax expense differs from the amount computed by multiplying income before income taxes by the U.S. federal income tax statutory rate. The reasons for this difference are as follows:

	Year Ended December 31,
	2013		2012		2011
	(Dollars in thousands)
	Amount	% of Pre-Tax Income	Amount	% of Pre-Tax Income	Amount	% of Pre-Tax Income
Computed Expected Tax Expense	$18,476	35%	$24,842	35%	$(22,894)	35%
Foreign Taxes	12,470	24%	13,171	19%	11,752	(17)%
Tax Effect Different From Statutory Rates	(8,920)	(17)%	(8,080)	(11)%	(1,571)	2%
State Taxes, net of federal benefit	4,099	8%	4,757	7%	2,689	(4)%
Foreign Tax Credits	(1,484)	(3)%	(1,867)	(3)%	(14,595)	22%
Kazakhstan Tax Settlement	—	—%	—	—%	(536)	1%
Change in Valuation Allowance	1,975	4%	(1,662)	(2)%	2,542	(4)%
Uncertain Tax Positions	2,472	5%	(6,642)	(9)%	3,647	(6)%
Permanent Differences	4,005	7%	5,477	8%	6,356	(10)%
Prior Year Return to Provision Adjustments	(6,268)	(12)%	4,057	5%	4,156	(6)%
Other	(1,217)	(2)%	(174)	(1)%	(829)	1%
Unremitted Foreign Earnings-Current Year Adjustment	—	—%	—	—%	(5,484)	8%

Actual Tax Expense	$25,608	49%	$33,879	48%	$(14,767)	22%

The balances for the years ended December 31, 2012 and 2011 have been adjusted to reflect reclassifications of $1.3 million and $5.6 million, respectively, between foreign taxes and, primarily, prior year return to provision adjustments and amendments and other. Management concluded based on the facts and circumstances during 2013 the adjustments are closely related to items included in foreign taxes.

The components of the Company’s deferred tax assets and liabilities as of December 31, 2013 and 2012 are shown below:

	December 31,
	2013	2012
	(Dollars in Thousands)
Deferred tax assets
Current deferred tax assets:
Reserves established against realization of certain assets	$1,504	$1,634
Accruals not currently deductible for tax purposes	7,223	6,747
Other state deferred tax asset, net	990	361
Foreign Local Office	223	—

Gross current deferred tax assets	9,940	8,742
Current deferred tax valuation allowance	—	—

Net current deferred tax assets	9,940	8,742

Non-current deferred tax assets:
Federal net operating loss carryforwards	—	—
State net operating loss carryforwards	864	3,095
Other state deferred tax asset, net	1,909	914
Foreign Tax Credits	27,462	25,977
FIN 48	8,317	8,015
Foreign tax	18,499	5,838
Asset Impairment	48,743	56,190
Accruals not currently deductible for tax purposes	1,017	—
Deferred compensation	2,436	—
Other	—	71

Gross long-term deferred tax assets	109,247	100,100

Valuation Allowance	(6,827)	(4,805)

Net non-current deferred tax assets, net of valuation allowance	102,420	95,295

Net deferred tax assets	112,360	104,037

Deferred tax liabilities:
Non-current deferred tax liabilities:
Property, Plant and equipment	(32,505)	(19,139)
Accruals	—	(1,066)
Foreign tax local	(1,440)	—
Deferred Compensation	—	2,001
Other state deferred tax liability, net	(4,819)	(2,643)
Other	(3)	—

Gross non-current deferred tax liabilities	(38,767)	(20,847)

Net deferred tax asset	$73,593	$83,190

As part of the process of preparing the consolidated financial statements, the Company is required to determine its provision for income taxes. This process involves estimating the annual effective tax rate and the nature and measurements of temporary and permanent differences resulting from differing treatment of items for tax and accounting purposes. These differences and the operating loss and tax credit carryforwards result in deferred tax assets and liabilities. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or a portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income of appropriate character in each taxing jurisdiction during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. To the extent the Company believes that it does not meet the test that recovery is more likely than not, it establishes a valuation allowance. To the extent that the Company establishes a valuation allowance or changes this allowance in a period, it adjusts the tax provision or tax benefit in the consolidated statement of operations. We use our judgment in determining provisions or benefits for income taxes, and any valuation allowance recorded against previously established deferred tax assets. Based upon the factors considered by management in assessing the realizability of the deferred tax assets, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2013. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

On September 13, 2013, the U.S. Treasury Department and the Internal Revenue Service issued final regulations that address costs incurred in acquiring, producing, or improving tangible property (the “tangible property regulations”). The tangible property regulations are generally effective for tax years beginning on or after January 1, 2014. The tangible property regulations required the Company to make additional tax accounting method changes as of January 1, 2014; however, the impact of these changes has not been material to the Company’s consolidated financial position, its results of operations, or both.

The 2013 results include income tax benefits of $3.3 million related to the enacted Mexican tax reform as applied to the expected future utilization of deferred tax assets and liabilities and $20.9 million for depreciation and amortization relating to our arctic-class drilling rigs in Alaska. In addition, we increased our valuation allowance by $2.0 million primarily related to foreign net operating losses.

The 2012 results include income tax expenses of $1.7 million related to the effective settlement of our US Federal Internal Revenue Service examination for the 2006 through 2010 periods and $7.7 million for depreciation and amortization relating to our arctic-class drilling rigs in Alaska. In addition, we decreased our valuation allowance by $1.7 million primarily related to foreign NOLs.

The 2011 results include an income tax benefit of $60.9 million (federal and state combined) related to the $170.0 million non-cash pretax impairment charge relating to our arctic-class drilling rigs in Alaska. In addition, we increased our valuation allowance by $2.5 million primarily related to foreign NOLs.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In Thousands
Balance at January 1, 2013	$(10,030)
Additions based on tax positions taken during a prior period	(3,245)
Reductions related to settlement of tax matters	1,066
Reductions related to a lapse of applicable statute of limitations	—

Balance at December 31, 2013	$(12,209)

In many cases, our uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2013:

Colombia	2008-present
Kazakhstan	2007-present
Mexico	2008-present
Papua New Guinea	2010-present
Russia	2010-present
United States — Federal	2011-present
United Kingdom	2010-present

At December 31, 2013, we had a liability for unrecognized tax benefits of $12.2 million ($5.4 million of which, if recognized, would favorably impact our effective tax rate).

The Company recognized interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2013 and December 31, 2012 we had approximately $7.9 million and $7.0 million of accrued interest and penalties related to uncertain tax positions, respectively. We recognized an increase of $0.9 million of interest and no penalties on unrecognized tax benefits for the year ended December 31, 2013.

As of December 31, 2013, the Company has permanently reinvested accumulated undistributed earnings of foreign subsidiaries and, therefore, has not recorded a deferred tax liability related to subject earnings. Upon distribution of additional earnings in the form of dividends or otherwise, we would likely be subject to US income taxes and foreign withholding taxes. It is not practicable to determine precisely the amount of taxes that may be payable on the eventual remittance of these earnings because of the application of US foreign tax credits. While we currently claim foreign tax credits, we may not be in a credit position if and when future remittances of foreign earnings occur, or the limitation imposed by the Internal Revenue Code and regulations thereunder may not allow the credits to be utilized during the applicable carryback and carryforward periods.